UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY	10041
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investor Services 1-800-822-5544

or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: November 30

Date of reporting period: November 30, 2009

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / NOVEMBER 30, 2009

Legg Mason Batterymarch

U.S. Large Cap Equity Fund

Managed by	BATTERYMARCH

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks long-term capital appreciation.

Fund name change

Prior to October 5, 2009, the Fund was known as Legg Mason Partners U.S. Large Cap Equity Fund. There was no change in the Fund’s investment objective or investment policies as a result of the name change.

What’s inside

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Batterymarch Financial Management, Inc. (“Batterymarch”) is the Fund’s subadviser. LMPFA and Batterymarch are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

While the U.S. economy remained weak during much of the twelve-month reporting period ended November 30, 2009, the lengthiest recession since the Great Depression finally appeared to have ended during the third quarter of 2009.

Looking back, the U.S. Department of Commerce reported that fourth quarter 2008 U.S. gross domestic product (“GDP”)i contracted 5.4%. Economic weakness accelerated during the first quarter of 2009, as GDP fell 6.4%. However, the economic environment started to get relatively better during the second quarter, as GDP fell 0.7%. The economy’s more modest contraction was due, in part, to smaller declines in both exports and business spending. After contracting four consecutive quarters, the Commerce Department reported that third quarter 2009 GDP growth was 2.2%. A variety of factors helped the economy to expand, including the government’s $787 billion stimulus program and its “Cash for Clunkers” car rebate program, which helped spur an increase in car sales.

Even before GDP advanced in the third quarter, there were signs that the economy was starting to regain its footing. The manufacturing sector, as measured by the Institute for Supply Management’s PMIii, rose to 52.9 in August 2009, the first time it surpassed 50 since January 2008 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). PMI data subsequently showed that manufacturing expanded from September through November as well.

The housing market also saw some improvement during the reporting period. According to its most recent data, the S&P/Case-Shiller Home Price Indexiii indicated that home prices rose for the fourth straight month in September. In addition, the Commerce Department reported that, during October, sales of existing homes reached their highest level in two years.

One area that remained weak — and could hamper the magnitude of economic recovery — was the labor market. While monthly job losses have moderated compared to earlier in the year, the unemployment rate remained elevated during the reporting period. After reaching a twenty-six-year high

Legg Mason Batterymarch U.S. Large Cap Equity Fund	I

Letter from the chairman continued

of 10.2% in October 2009, the unemployment rate fell to 10.0% in November. Since December 2007, the unemployment rate has more than doubled and the number of unemployed workers has risen by 8.2 million.

The Federal Reserve Board (“Fed”)iv continued to pursue an accommodative monetary policy during the reporting period. After reducing the federal funds ratev from 5.25% in August 2007 to a range of 0 to 1/4 percent in December 2008 — a historic low — the Fed maintained this stance through the end of 2009. In conjunction with its December 2009 meeting, the Fed said that it “will maintain the target range for the federal funds rate at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

After falling nearly 30% from September through November 2008 (before the reporting period began), the U.S. stock market, as measured by the S&P 500 Indexvi (the “Index”), rallied and, overall, generated strong results during the twelve-month reporting period. Stock prices fell during two of the first three months of the reporting period. This was due to a number of factors, including the rapidly weakening global economy, an ongoing credit crisis and plunging corporate profits. Stock prices continued to decline in early March, reaching a twelve-year low on March 9th. Stocks then rallied sharply through the end of September, as the Index rose approximately 58% from its March low. The Index then fell 1.86% in October, its first monthly loss since February. However, the reporting period ended on a bright note, as the Index gained 6.00% in November. The market’s strong rebound was due to a variety of factors, including optimism that the economy was gaining traction and that corporate profits would continue to improve. All told, the Index returned 25.39% over the twelve-month reporting period ended November 30, 2009.

Looking at the U.S. stock market more closely, in terms of market capitalizations, large-, mid- and small-cap stocks, as measured by the Russell 1000vii, Russell Midcapviii and Russell 2000ix Indices, returned 27.38%, 38.59% and 24.53%, respectively, during the twelve-month period ended November 30, 2009. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthx and Russell 3000 Valuexi Indices, returned 35.13% and 19.23%, respectively.

A special note regarding increased market volatility

Dramatically higher volatility in the financial markets has been very challenging for many investors. Market movements have been rapid — sometimes in reaction to economic news, and sometimes creating the news. In the midst of this evolving market environment, we at Legg Mason want to do everything we can to help you reach your financial goals. Now, as always,

II	Legg Mason Batterymarch U.S. Large Cap Equity Fund

we remain committed to providing you with excellent service and a full spectrum of investment choices. Rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/individualinvestors. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Information about your fund

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

December 24, 2009

Legg Mason Batterymarch U.S. Large Cap Equity Fund	III

Letter from the chairman continued

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iv

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

[v]

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vi	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

vii

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

viii

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

ix

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

[x]

The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

xi	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

IV	Legg Mason Batterymarch U.S. Large Cap Equity Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks long-term capital appreciation. Under normal circumstances, the Fund invests at least 80% of the value of its net assets, plus borrowings for investment purposes, if any, in U.S. equity securities or other investments with similar economic characteristics of large-capitalization companies. The Fund will hold equity securities that we believe will outperform the U.S. stock market. The Fund may invest in a variety of equity securities, including common stocks, foreign securities, exchange-traded funds (“ETFs”) and real estate investment trusts (“REITs”)i. The Fund will have exposure to growth and value equities of large-capitalization companies.

At Batterymarch Financial Management, Inc., the Fund’s subadviser, we use a quantitative bottom-up approach to assess the relative attractiveness of stocks from multiple perspectives based on their underlying fundamentals. Our bottom-up strategy incorporates rigorous stock selection, effective risk control and cost-efficient trading. Using a proprietary stock selection model, we objectively rank the relative attractiveness of a broad universe of stocks with a historical record of liquidity across six dimensions traditionally followed by fundamental investors: cash flow, earnings growth, expectations, value, technical and corporate signals. The result is a comprehensive relative ranking of all investable stocks, which we use to dynamically construct and trade portfolios.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Investor questions about the condition of the U.S. financial system and the impact of government intervention led to broad declines early in the reporting period. Market volatility reached near record highs, and sentiment and government intervention continued to distort long-term equity values. The decline persisted into March of 2009, making it one of the most dramatic declines in market history.

A rebound was sparked in early March with Financials stocks leading the pack. From the start of the reversal rally in mid-March 2009 through much of the next two quarters, deep value, lower-quality names with high debt levels and poor prior performance rebounded sharply, outperforming more fundamentally sound stocks by huge margins. The early part of the rally was narrow in breadth, with only deep value measures such as the price-to-book (“P/B”) ratioii being predictive.

While economic indicators showed signs of improving, the picture was far from rosy with many leading indicators still deeply in negative territory. Increasing the uncertainty was the impact of U.S. policy changes and debate on the Industrials, Financials and Health Care sectors — which together represent over 30% of the overall market in terms of market capitalization.

Legg Mason Batterymarch U.S. Large Cap Equity Fund 2009 Annual Report	1

Fund overview continued

Third quarter 2009 U.S. gross domestic product (“GDP”)iii grew by 2.2% — after four consecutive quarters of economic decline — thanks to government support for auto and home sales. U.S. manufacturing improved for the fourth month in a row during November, and employers cut fewer jobs than anticipated. Still, consumer sentiment declined, and concern about high unemployment is expected to persist, with the Federal Reserve Board (“Fed”)iv continuing to believe in a sluggish recovery which will be slow to bring unemployment down.

Q. How did we respond to these changing market conditions?

A. We believe that fundamentals, the very basis of our investment process, will continue to be the primary driver of long-term returns. As a result, we continue to adhere to our investment philosophy while continuing to enhance our process to address sustainable market shifts. We also believe that integrated risk management is an important element of portfolio construction and our investment process will continue to reflect these long-held views. We strongly believe, particularly during times of extreme market volatility, in the value of a broadly diversified, rules-based, risk-controlled process.

Performance review

For the twelve months ended November 30, 2009, Class IS shares of Legg Mason Batterymarch U.S. Large Cap Equity Fund, excluding sales charges, returned 21.56%. The Fund’s unmanaged benchmark, the Russell 1000 Indexv, returned 27.38% over the same time frame. The Lipper Large-Cap Core Funds Category Average1 returned 26.48% for the same period.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended November 30, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 904 funds in the Fund’s Lipper category, and excluding sales charges.

2	Legg Mason Batterymarch U.S. Large Cap Equity Fund 2009 Annual Report

PERFORMANCE SNAPSHOT as of November 30, 2009 (excluding sales charges) (unaudited)
	6 MONTHS	12 MONTHS
U.S. Large Cap Equity Fund — Class IS Shares	18.59%	21.56%
Russell 1000 Index	20.48%	27.38%
Lipper Large-Cap Core Funds Category Average[1]	19.02%	26.48%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.
Excluding sales charges, Class A shares returned 18.32%, Class C shares returned 17.85%, Class FI shares returned 18.32%, Class R shares returned 18.19% and Class I shares returned 18.59% over the six months ended November 30, 2009. Excluding sales charges, Class A shares returned 21.15%, Class C shares returned 20.38%, Class FI shares returned 21.15%, Class R shares returned 20.88% and Class I shares returned 21.56% over the twelve months ended November 30, 2009. The Fund does not currently offer Class A, Class C, Class FI, Class R or Class I shares for purchase. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower.
Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.
TOTAL ANNUAL OPERATING EXPENSES (unaudited)
As of the Fund’s most current prospectus dated March 30, 2009, the gross total operating expense ratios for Class IS, Class A, Class C, Class FI, Class R and Class I shares were 0.80%, 2.58%, 3.32%, 2.52%, 2.82% and 2.33%, respectively.
The Fund does not currently offer Class A, Class C, Class FI, Class R or Class I shares for purchase.
Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.
As a result of expense limitations, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets will not exceed 0.80% for Class IS shares, 1.05% for Class A shares, 1.80% for Class C shares, 1.05% for Class FI shares, 1.30% for Class R shares and 0.80% for Class I shares. These expense limitations cannot be terminated prior to December 31, 2011 without the Board of Trustees consent.

Q. What were the leading contributors to performance?

A. The leading contributors to relative performance for the period were stock selection in the Materials sector and an underweight to the Utilities sector, which was the worst performing sector in the benchmark. On an individual stock basis, an overweight to Industrials stock Joy Global Inc.,

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended November 30, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 933 funds for the six-month period and among the 904 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Batterymarch U.S. Large Cap Equity Fund 2009 Annual Report	3

Fund overview continued

with a return in triple digits, was the greatest contributor to relative performance overall. Financials stock Principal Financial Group Inc., with a return of over 175% for the period held in the portfolio, and a non-benchmark name, Potash Corporation of Saskatchewan Inc., were also relative outperformers.

Q. What were the leading detractors from performance?

A. Stock selection in the Information Technology and Consumer Discretionary sectors was the leading detractor from relative performance for the period. The greatest detractor at the stock level was Delta Air Lines Inc., which had a negative return of over 60% for the period held. Health Care stock Cephalon Inc. and Energy stock Valero Energy Corp., both with negative returns, were also major detractors for the period. Overweights to the Health Care, Energy and Telecommunication Services sectors also detracted from relative results, as all three sectors’ returns lagged the benchmark overall.

Thank you for your investment in Legg Mason Batterymarch U.S. Large Cap Equity Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Batterymarch Financial Management, Inc.

December 22, 2009

4	Legg Mason Batterymarch U.S. Large Cap Equity Fund 2009 Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of November 30, 2009 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Exxon Mobil Corp. (3.0%), Microsoft Corp. (2.5%), International Business Machines Corp. (2.2%), Chevron Corp. (1.8%), Pfizer Inc. (1.8%), Procter & Gamble Co. (1.7%), JPMorgan Chase & Co. (1.6%), AT&T Inc. (1.6%), Hewlett-Packard Co. (1.6%) and Apple Inc. (1.5%). Please refer to pages 11 through 19 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of November 30, 2009 were: Information Technology (20.6%), Health Care (14.0%), Financials (13.5%), Consumer Discretionary (11.2%) and Consumer Staples (11.2%). The Fund’s portfolio composition is subject to change at any time.

RISKS: Common stocks are subject to market fluctuations. Foreign securities may involve certain risks not typically associated with investing in U.S. securities, including economic, political and social factors and currency fluctuations. Investments in REITs expose the Fund to risks similar to investing directly in real estate, and the value of these underlying investments may be affected by changes in the value of the underlying real estate, the creditworthiness of the issuer of the investments, and changes in property taxes, interest rates and the real estate regulatory environment. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Real Estate Investment Trusts (“REITs”) invest in real estate or loans secured by real estate and issue shares in such investments, which can be illiquid.
ii	The price-to-book (“P/B”) ratio is a stock’s price divided by the stock’s per share book value.
iii	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
iv

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

[v]

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

Legg Mason Batterymarch U.S. Large Cap Equity Fund 2009 Annual Report	5

Fund at a glance† (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments

†	The bar graphs above represent the composition of the Fund’s investments as of November 30, 2009 and November 30, 2008 and do not include derivatives. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	Legg Mason Batterymarch U.S. Large Cap Equity Fund 2009 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on June 1, 2009 and held for the six months ended November 30, 2009.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN[1]
	ACTUAL TOTAL RETURN WITHOUT SALES CHARGES[2]	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[3]
Class IS	18.59%	$1,000.00	$1,185.90	0.80%	$4.38
Class A	18.32	1,000.00	1,183.20	1.05	5.75
Class C	17.85	1,000.00	1,178.50	1.80	9.83
Class FI	18.32	1,000.00	1,183.20	1.05	5.75
Class R	18.19	1,000.00	1,181.90	1.30	7.11
Class I	18.59	1,000.00	1,185.90	0.80	4.38

[1]	For the six months ended November 30, 2009.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Batterymarch U.S. Large Cap Equity Fund 2009 Annual Report	7

Fund expenses (unaudited) continued

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN[1]
	HYPOTHETICAL ANNUALIZED TOTAL RETURN	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[2]
Class IS	5.00%	$1,000.00	$1,021.06	0.80%	$4.05
Class A	5.00	1,000.00	1,019.80	1.05	5.32
Class C	5.00	1,000.00	1,016.04	1.80	9.10
Class FI	5.00	1,000.00	1,019.80	1.05	5.32
Class R	5.00	1,000.00	1,018.55	1.30	6.58
Class I	5.00	1,000.00	1,021.06	0.80	4.05

[1]	For the six months ended November 30, 2009.

[2]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year then divided by 365.

8	Legg Mason Batterymarch U.S. Large Cap Equity Fund 2009 Annual Report

Fund performance (unaudited)

AVERAGE ANNUAL TOTAL RETURNS[1]
	WITHOUT SALES CHARGES[2]
	CLASS IS	CLASS A	CLASS C	CLASS FI	CLASS R	CLASS I
Twelve Months Ended 11/30/09	21.56%	21.15%	20.38%	21.15%	20.88%	21.56%
Inception* through 11/30/09	-13.07	-13.32	-13.97	-13.32	-13.52	-13.07

	WITH SALES CHARGES[3]
	CLASS IS	CLASS A	CLASS C	CLASS FI	CLASS R	CLASS I
Twelve Months Ended 11/30/09	21.56%	14.15%	19.38%	21.15%	20.88%	21.56%
Inception* through 11/30/09	-13.07	-16.52	-13.97	-13.32	-13.52	-13.07

CUMULATIVE TOTAL RETURNS[1]
WITHOUT SALES CHARGES[2]
Class IS (Inception date of 4/30/08 through 11/30/09)	-19.92%
Class A (Inception date of 4/30/08 through 11/30/09)	-20.29
Class C (Inception date of 4/30/08 through 11/30/09)	-21.23
Class FI (Inception date of 4/30/08 through 11/30/09)	-20.29
Class R (Inception date of 4/30/08 through 11/30/09)	-20.58
Class I (Inception date of 4/30/08 through 11/30/09)	-19.92

[1]

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to C shares.

[3]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year of purchase payment.

*	Inception date for Class IS, A, C, FI, R and I shares is April 30, 2008.

Legg Mason Batterymarch U.S. Large Cap Equity Fund 2009 Annual Report	9

Historical performance (unaudited)

VALUE OF $10,000 INVESTED IN CLASS IS, A, C, FI, R AND I SHARES OF LEGG MASON BATTERYMARCH U.S. LARGE CAP EQUITY FUND VS. RUSSELL 1000 INDEX† — April 30, 2008 - November 2009

†

Hypothetical illustration of $10,000 invested in Class IS, A, C, FI, R and I shares of Legg Mason Batterymarch U.S. Large Cap Equity Fund at inception on April 30, 2008, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through November 30, 2009. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

10	Legg Mason Batterymarch U.S. Large Cap Equity Fund 2009 Annual Report

Schedule of investments

November 30, 2009

LEGG MASON BATTERYMARCH U.S. LARGE CAP EQUITY FUND
SHARES	SECURITY	VALUE

COMMON STOCKS — 98.2%
CONSUMER DISCRETIONARY — 11.2%
	Auto Components — 0.6%
22,500	Autoliv, Inc.	$913,725
70,800	Goodyear Tire & Rubber Co.*	970,668
62,760	TRW Automotive Holdings Corp*	1,365,658
	Total Auto Components	3,250,051
	Automobiles — 0.3%
161,700	Ford Motor Co.*	1,437,513
	Diversified Consumer Services — 0.9%
53,150	Apollo Group Inc., Class A Shares*	3,033,270
14,256	ITT Educational Services Inc.*	1,297,011
	Total Diversified Consumer Services	4,330,281
	Hotels, Restaurants & Leisure — 1.2%
67,830	McDonald’s Corp.	4,290,248
84,640	Starbucks Corp.*	1,853,616
	Total Hotels, Restaurants & Leisure	6,143,864
	Household Durables — 1.2%
73,300	D.R. Horton Inc.	753,524
77,290	Garmin Ltd.	2,309,425
27,000	Jarden Corp.	741,150
63,800	Leggett & Platt Inc.	1,241,548
68,590	Newell Rubbermaid Inc.	995,241
	Total Household Durables	6,040,888
	Internet & Catalog Retail — 0.4%
89,050	Expedia Inc.*	2,268,994
	Media — 2.3%
51,060	Cablevision Systems Corp., New York Group, Class A Shares	1,277,521
160,590	Comcast Corp., Class A Shares	2,355,855
84,010	Gannett Co. Inc.	830,859
102,620	Liberty Media Holding Corp., Interactive Group, Series A Shares*	1,091,877
64,460	Time Warner Cable Inc.*	2,700,230
44,046	Time Warner Inc.	1,353,093
60,950	Walt Disney Co.	1,841,909
	Total Media	11,451,344
	Multiline Retail — 1.4%
56,850	Dollar Tree Inc.*	2,783,944
19,600	Family Dollar Stores Inc.	597,996
20,150	Kohl’s Corp.*	1,070,771
51,300	Target Corp.	2,388,528
	Total Multiline Retail	6,841,239

See Notes to Financial Statements.

Legg Mason Batterymarch U.S. Large Cap Equity Fund 2009 Annual Report	11

Schedule of investments continued

November 30, 2009

LEGG MASON BATTERYMARCH U.S. LARGE CAP EQUITY FUND
SHARES	SECURITY	VALUE

	Specialty Retail — 2.7%
27,000	Aeropostale Inc.*	$850,500
50,280	CarMax Inc.*	999,566
72,320	Gap Inc.	1,549,094
32,040	Guess? Inc.	1,187,082
92,460	Home Depot Inc.	2,529,706
94,900	Lowe’s Cos. Inc.	2,069,769
54,170	Ross Stores Inc.	2,382,397
53,480	TJX Cos. Inc.	2,052,562
	Total Specialty Retail	13,620,676
	Textiles, Apparel & Luxury Goods — 0.2%
13,216	Polo Ralph Lauren Corp.	1,015,650
	TOTAL CONSUMER DISCRETIONARY	56,400,500
CONSUMER STAPLES — 11.2%
	Beverages — 2.3%
111,190	Coca-Cola Co.	6,360,068
89,250	Coca-Cola Enterprises Inc.	1,753,762
35,800	Dr. Pepper Snapple Group Inc.*	937,602
41,840	PepsiCo Inc.	2,603,285
	Total Beverages	11,654,717
	Food & Staples Retailing — 2.9%
91,290	CVS Caremark Corp.	2,830,903
109,730	Kroger Co.	2,495,260
138,190	Wal-Mart Stores Inc.	7,538,265
37,570	Walgreen Co.	1,461,097
	Total Food & Staples Retailing	14,325,525
	Food Products — 1.7%
37,660	Archer-Daniels-Midland Co.	1,160,305
72,200	ConAgra Foods Inc.	1,602,118
72,435	Dean Foods Co.*	1,151,716
69,400	Del Monte Foods Co.	728,006
22,700	General Mills Inc.	1,543,600
30,990	H.J. Heinz Co.	1,315,525
39,010	Kraft Foods Inc., Class A Shares	1,036,886
	Total Food Products	8,538,156
	Household Products — 2.2%
30,800	Colgate-Palmolive Co.	2,593,052
137,180	Procter & Gamble Co.	8,553,173
	Total Household Products	11,146,225
	Tobacco — 2.1%
157,920	Altria Group Inc.	2,970,475

See Notes to Financial Statements.

12	Legg Mason Batterymarch U.S. Large Cap Equity Fund 2009 Annual Report

LEGG MASON BATTERYMARCH U.S. LARGE CAP EQUITY FUND
SHARES	SECURITY	VALUE

	Tobacco — 2.1% continued
134,560	Philip Morris International Inc.	$6,470,991
24,430	Reynolds American Inc.	1,220,523
	Total Tobacco	10,661,989
	TOTAL CONSUMER STAPLES	56,326,612
ENERGY — 10.7%
	Energy Equipment & Services — 1.5%
57,900	Noble Corp.	2,391,849
68,530	Oil States International Inc.*	2,458,171
25,800	Rowan Cos. Inc.*	637,002
33,890	Schlumberger Ltd.	2,165,232
	Total Energy Equipment & Services	7,652,254
	Oil, Gas & Consumable Fuels — 9.2%
26,400	Alpha Natural Resources Inc.*	976,800
20,400	Anadarko Petroleum Corp.	1,214,412
21,740	Apache Corp.	2,071,387
115,740	Chevron Corp.	9,032,350
90,500	ConocoPhillips	4,685,185
44,100	CONSOL Energy Inc.	2,025,072
25,890	Devon Energy Corp.	1,743,692
72,300	EXCO Resources Inc.	1,223,316
201,835	Exxon Mobil Corp.	15,151,753
43,000	Marathon Oil Corp.	1,402,660
50,300	Nexen Inc.	1,192,110
55,300	Occidental Petroleum Corp.	4,467,687
79,500	Quicksilver Resources Inc.*	1,058,145
	Total Oil, Gas & Consumable Fuels	46,244,569
	TOTAL ENERGY	53,896,823
FINANCIALS — 13.5%
	Capital Markets — 2.1%
33,890	Bank of New York Mellon Corp.	902,830
37,200	Blackstone Group LP	514,848
20,030	Goldman Sachs Group Inc.	3,398,290
60,802	Jefferies Group Inc.*	1,425,807
44,200	Morgan Stanley	1,395,836
24,000	State Street Corp.	991,200
100,493	TD Ameritrade Holding Corp.*	1,973,682
	Total Capital Markets	10,602,493
	Commercial Banks — 3.0%
15,200	BancorpSouth Inc.	352,640
11,300	Bank of Hawaii Corp.	516,410

See Notes to Financial Statements.

Legg Mason Batterymarch U.S. Large Cap Equity Fund 2009 Annual Report	13

Schedule of investments continued

November 30, 2009

LEGG MASON BATTERYMARCH U.S. LARGE CAP EQUITY FUND
SHARES	SECURITY	VALUE

	Commercial Banks — 3.0% continued
48,880	Bank of Montreal	$2,499,723
27,500	BOK Financial Corp.	1,278,200
20,900	Credicorp Ltd.	1,493,305
44,350	Royal Bank of Canada	2,403,327
89,040	U.S. Bancorp	2,148,535
153,300	Wells Fargo & Co.	4,298,532
	Total Commercial Banks	14,990,672
	Consumer Finance — 0.8%
42,800	American Express Co.	1,790,324
62,200	AmeriCredit Corp.*	1,147,590
65,280	Discover Financial Services	1,009,229
	Total Consumer Finance	3,947,143
	Diversified Financial Services — 3.1%
341,750	Bank of America Corp.	5,416,738
188,680	JPMorgan Chase & Co.	8,017,013
88,796	Principal Financial Group Inc.	2,254,530
	Total Diversified Financial Services	15,688,281
	Insurance — 2.9%
60,400	Allstate Corp.	1,715,964
65,950	American Financial Group Inc.	1,599,947
87,300	Genworth Financial Inc., Class A Shares*	940,221
18,800	PartnerRe Ltd.	1,448,352
76,900	Progressive Corp.*	1,289,613
19,100	Reinsurance Group of America Inc.	888,150
38,546	Torchmark Corp.	1,675,980
39,460	Travelers Cos. Inc.	2,067,309
158,260	Unum Group	3,013,271
	Total Insurance	14,638,807
	Real Estate Investment Trusts (REITs) — 0.6%
57,600	Annaly Capital Management Inc.	1,060,416
67,100	Liberty Property Trust	1,988,844
	Total Real Estate Investment Trusts (REITs)	3,049,260
	Real Estate Management & Development — 0.8%
278,500	Brookfield Properties Corp.	3,135,910
70,400	CB Richard Ellis Group Inc., Class A Shares*	804,672
	Total Real Estate Management & Development	3,940,582
	Thrifts & Mortgage Finance — 0.2%
92,325	Hudson City Bancorp Inc.	1,226,999
	TOTAL FINANCIALS	68,084,237

See Notes to Financial Statements.

14	Legg Mason Batterymarch U.S. Large Cap Equity Fund 2009 Annual Report

LEGG MASON BATTERYMARCH U.S. LARGE CAP EQUITY FUND
SHARES	SECURITY	VALUE

HEALTH CARE — 14.0%
	Biotechnology — 1.7%
73,030	Amgen Inc.*	$4,115,240
38,220	Cephalon Inc.*	2,100,189
54,420	Gilead Sciences Inc.*	2,506,041
	Total Biotechnology	8,721,470
	Health Care Equipment & Supplies — 1.2%
37,130	Baxter International Inc.	2,025,442
13,400	Beckman Coulter Inc.	870,464
44,849	Covidien PLC	2,099,830
29,560	Medtronic Inc.	1,254,526
	Total Health Care Equipment & Supplies	6,250,262
	Health Care Providers & Services — 3.1%
72,548	Aetna Inc.	2,111,872
36,000	AmerisourceBergen Corp.	888,840
65,260	Community Health Systems Inc.*	1,991,083
70,620	Coventry Health Care Inc.*	1,592,481
134,320	Health Management Associates Inc., Class A Shares*	823,382
18,400	Humana Inc.*	763,784
27,500	McKesson Corp.	1,705,550
36,640	Medco Health Solutions Inc.*	2,314,182
73,940	UnitedHealth Group Inc.	2,119,860
21,600	WellPoint Inc.*	1,167,048
	Total Health Care Providers & Services	15,478,082
	Life Sciences Tools & Services — 0.4%
40,079	Life Technologies Corp.*	1,995,133
	Pharmaceuticals — 7.6%
60,300	Abbott Laboratories	3,285,747
119,460	Bristol-Myers Squibb Co.	3,023,533
40,680	Eli Lilly & Co.	1,494,176
109,930	Endo Pharmaceuticals Holdings Inc.*	2,421,758
32,300	Forest Laboratories Inc.*	990,318
102,980	Johnson & Johnson	6,471,263
158,469	Merck & Co. Inc.	5,738,162
66,100	Mylan Inc.*	1,181,207
488,441	Pfizer Inc.	8,874,973
72,100	Warner Chilcott PLC*	1,772,218
75,720	Watson Pharmaceuticals Inc.*	2,808,455
	Total Pharmaceuticals	38,061,810
	TOTAL HEALTH CARE	70,506,757

See Notes to Financial Statements.

Legg Mason Batterymarch U.S. Large Cap Equity Fund 2009 Annual Report	15

Schedule of investments continued

November 30, 2009

LEGG MASON BATTERYMARCH U.S. LARGE CAP EQUITY FUND
SHARES	SECURITY	VALUE

INDUSTRIALS — 7.9%
	Aerospace & Defense — 1.6%
10,840	Alliant Techsystems Inc.*	$929,205
22,450	Boeing Co.	1,176,604
25,830	General Dynamics Corp.	1,702,197
23,230	Honeywell International Inc.	893,658
26,410	Lockheed Martin Corp.	2,039,644
27,390	Raytheon Co.	1,411,407
	Total Aerospace & Defense	8,152,715
	Air Freight & Logistics — 0.2%
15,640	United Parcel Service Inc., Class B Shares	898,831
	Airlines — 0.5%
77,560	AMR Corp.*	468,462
77,100	Continental Airlines Inc., Class B Shares*	1,099,446
159,600	Delta Air Lines Inc.*	1,307,124
	Total Airlines	2,875,032
	Building Products — 0.5%
108,420	Masco Corp.	1,472,344
47,500	Owens Corning Inc.*	1,122,425
	Total Building Products	2,594,769
	Commercial Services & Supplies — 0.5%
27,440	Brink’s Co.	616,851
87,760	R.R. Donnelley & Sons Co.	1,806,101
	Total Commercial Services & Supplies	2,422,952
	Construction & Engineering — 0.9%
39,000	Foster Wheeler AG*	1,163,760
77,100	KBR Inc.	1,436,373
65,000	Shaw Group Inc.*	1,854,450
	Total Construction & Engineering	4,454,583
	Electrical Equipment — 0.2%
25,330	Emerson Electric Co.	1,048,915
	Industrial Conglomerates — 2.8%
37,650	3M Co.	2,915,616
289,420	General Electric Co.	4,636,508
26,700	McDermott International Inc.*	559,098
111,810	Tyco International Ltd.	4,010,625
31,400	United Technologies Corp.	2,111,336
	Total Industrial Conglomerates	14,233,183
	Machinery — 0.3%
27,042	Joy Global Inc.	1,447,829

See Notes to Financial Statements.

16	Legg Mason Batterymarch U.S. Large Cap Equity Fund 2009 Annual Report

LEGG MASON BATTERYMARCH U.S. LARGE CAP EQUITY FUND
SHARES	SECURITY	VALUE

	Road & Rail — 0.4%
31,450	Union Pacific Corp.	$1,989,527
	TOTAL INDUSTRIALS	40,118,336
INFORMATION TECHNOLOGY — 20.6%
	Communications Equipment — 2.4%
298,920	Cisco Systems Inc.*	6,994,728
54,740	CommScope Inc.*	1,375,616
90,500	Motorola Inc.	724,905
50,390	QUALCOMM Inc.	2,267,550
145,600	Tellabs Inc.*	816,816
	Total Communications Equipment	12,179,615
	Computers & Peripherals — 7.2%
38,220	Apple Inc.*	7,640,560
121,600	Dell Inc.*	1,716,992
25,600	Diebold Inc.	643,584
123,500	EMC Corp.*	2,078,505
160,670	Hewlett-Packard Co.	7,882,470
87,220	International Business Machines Corp.	11,020,247
22,540	NCR Corp.*	212,102
49,350	SanDisk Corp.*	973,182
217,950	Seagate Technology	3,297,584
26,700	Western Digital Corp.*	983,628
	Total Computers & Peripherals	36,448,854
	Electronic Equipment, Instruments & Components — 0.5%
231,400	Flextronics International Ltd.*	1,635,998
17,900	Tech Data Corp.*	753,769
	Total Electronic Equipment, Instruments & Components	2,389,767
	Internet Software & Services — 1.2%
53,300	eBay Inc.*	1,304,251
7,700	Google Inc., Class A Shares*	4,489,100
	Total Internet Software & Services	5,793,351
	IT Services — 2.0%
51,282	Accenture PLC, Class A Shares	2,104,613
36,480	Affiliated Computer Services Inc., Class A Shares*	2,013,696
34,020	Cognizant Technology Solutions Corp., Class A Shares*	1,494,499
61,560	Computer Sciences Corp.*	3,404,884
70,630	Western Union Co.	1,303,123
	Total IT Services	10,320,815
	Office Electronics — 0.2%
149,040	Xerox Corp.	1,147,608

See Notes to Financial Statements.

Legg Mason Batterymarch U.S. Large Cap Equity Fund 2009 Annual Report	17

Schedule of investments continued

November 30, 2009

LEGG MASON BATTERYMARCH U.S. LARGE CAP EQUITY FUND
SHARES	SECURITY	VALUE

	Semiconductors & Semiconductor Equipment — 2.2%
322,120	Intel Corp.	$6,184,704
339,180	LSI Corp.*	1,794,262
47,200	Novellus Systems Inc.*	976,568
76,860	Skyworks Solutions Inc.*	946,147
43,370	Texas Instruments Inc.	1,096,827
	Total Semiconductors & Semiconductor Equipment	10,998,508
	Software — 4.9%
32,700	BMC Software Inc.*	1,266,471
34,800	Broadridge Financial Solutions Inc.	764,904
73,557	CA Inc.	1,625,610
427,850	Microsoft Corp.	12,583,068
252,410	Oracle Corp.	5,573,213
78,240	Symantec Corp.*	1,388,760
71,190	Synopsys Inc.*	1,599,639
	Total Software	24,801,665
	TOTAL INFORMATION TECHNOLOGY	104,080,183
MATERIALS — 3.8%
	Chemicals — 0.9%
37,800	Dow Chemical Co.	1,050,084
27,680	E.I. du Pont de Nemours & Co.	957,174
125,910	Huntsman Corp.	1,198,663
20,170	Monsanto Co.	1,628,728
	Total Chemicals	4,834,649
	Containers & Packaging — 0.2%
39,100	Pactiv Corp.*	952,085
	Metals & Mining — 1.9%
85,960	AK Steel Holding Corp.	1,719,200
38,180	Cliffs Natural Resources Inc.	1,682,211
114,300	IAMGOLD Corp.	2,165,985
22,800	Reliance Steel & Aluminum Co.	932,064
95,460	Steel Dynamics Inc.	1,615,183
119,380	Yamana Gold Inc.	1,591,336
	Total Metals & Mining	9,705,979
	Paper & Forest Products — 0.8%
157,040	International Paper Co.	3,996,668
	TOTAL MATERIALS	19,489,381
TELECOMMUNICATION SERVICES — 3.3%
	Diversified Telecommunication Services — 2.9%
296,160	AT&T Inc.	7,978,550

See Notes to Financial Statements.

18	Legg Mason Batterymarch U.S. Large Cap Equity Fund 2009 Annual Report

LEGG MASON BATTERYMARCH U.S. LARGE CAP EQUITY FUND
SHARES	SECURITY	VALUE

	Diversified Telecommunication Services — 2.9% continued
205,960	Verizon Communications Inc.	$6,479,502
	Total Diversified Telecommunication Services	14,458,052
	Wireless Telecommunication Services — 0.4%
71,540	NII Holdings Inc.*	2,131,892
	TOTAL TELECOMMUNICATION SERVICES	16,589,944
UTILITIES — 2.0%
	Electric Utilities — 0.3%
38,200	DPL Inc.	1,026,052
13,570	Exelon Corp.	653,802
	Total Electric Utilities	1,679,854
	Gas Utilities — 0.6%
31,900	AGL Resources Inc.	1,102,145
29,980	Atmos Energy Corp.	821,152
21,000	Energen Corp.	913,500
	Total Gas Utilities	2,836,797
	Independent Power Producers & Energy Traders — 0.2%
73,290	AES Corp.*	933,715
	Multi-Utilities — 0.9%
32,300	NSTAR	1,070,099
57,700	PG&E Corp.	2,443,018
68,000	TECO Energy Inc.	1,003,000
	Total Multi-Utilities	4,516,117
	TOTAL UTILITIES	9,966,483
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $472,124,456)	495,459,256
FACE AMOUNT
SHORT-TERM INVESTMENT — 1.4%
	Repurchase Agreement — 1.4%
$6,901,000	State Street Bank & Trust Co., dated 11/30/09, 0.010% due 12/1/09; Proceeds due at maturity — $6,901,002; (Fully collateralized by U.S. Treasury Bills, 0.000% due 5/27/10; Market value — $7,041,188) (Cost — $6,901,000)	6,901,000
	TOTAL INVESTMENTS — 99.6% (Cost — $479,025,456#)	502,360,256
	Other Assets in Excess of Liabilities — 0.4%	1,852,396
	TOTAL NET ASSETS — 100.0%	$504,212,652

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $480,379,637.

See Notes to Financial Statements.

Legg Mason Batterymarch U.S. Large Cap Equity Fund 2009 Annual Report	19

Statement of assets and liabilities

November 30, 2009

ASSETS:
Investments, at value (Cost—$479,025,456)	$502,360,256
Cash	513
Dividends and interest receivable	1,133,164
Receivable for securities sold	1,003,610
Receivable for Fund shares sold	368,335
Prepaid expenses	31,211
Total Assets	504,897,089
LIABILITIES:
Investment management fee payable	311,091
Payable for Fund shares repurchased	299,427
Distribution fees payable	129
Accrued expenses	73,790
Total Liabilities	684,437
TOTAL NET ASSETS	$504,212,652
NET ASSETS:
Par value (Note 7)	$557
Paid-in capital in excess of par value	564,593,716
Undistributed net investment income	4,761,437
Accumulated net realized loss on investments and foreign currency transactions	(88,477,942)
Net unrealized appreciation on investments and foreign currencies	23,334,884
TOTAL NET ASSETS	$504,212,652
Shares Outstanding:
Class IS	55,610,801
Class A	8,772
Class C	8,772
Class FI	8,772
Class R	8,772
Class I	11,122
Net Asset Value:
Class IS (and redemption price)	$9.06
Class A (and redemption price)	$9.04
Class C1	$8.98
Class FI (and redemption price)	$9.04
Class R (and redemption price)	$9.03
Class I (and redemption price)	$9.06
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$9.59

[1]	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

20	Legg Mason Batterymarch U.S. Large Cap Equity Fund 2009 Annual Report

Statement of operations

For the Year Ended November 30, 2009

INVESTMENT INCOME:
Dividends	$9,333,701
Interest	869
Less: Foreign taxes withheld	(38,865)
Total Investment Income	9,295,705
EXPENSES:
Investment management fee (Note 2)	3,184,379
Legal fees	57,595
Trustees’ fees	40,960
Shareholder reports (Note 5)	36,555
Registration fees	33,807
Audit and tax	26,200
Transfer agent fees (Note 5)	11,944
Insurance	3,462
Distribution fees (Notes 2 and 5)	1,361
Custody fees	863
Miscellaneous expenses	9,772
Total Expenses	3,406,898
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(14,321)
Net Expenses	3,392,577
NET INVESTMENT INCOME	5,903,128
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Loss From:
Investment transactions	(37,879,649)
Foreign currency transactions	(796)
Net Realized Loss	(37,880,445)
Change in Net Unrealized Appreciation/Depreciation From:
Investments	120,871,275
Foreign currencies	105
Change in Net Unrealized Appreciation/Depreciation	120,871,380
NET GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	82,990,935
INCREASE IN NET ASSETS FROM OPERATIONS	$88,894,063

See Notes to Financial Statements.

Legg Mason Batterymarch U.S. Large Cap Equity Fund 2009 Annual Report	21

Statements of changes in net assets

FOR THE YEARS ENDED NOVEMBER 30,	2009	2008†
OPERATIONS:
Net investment income	$5,903,128	$1,911,762
Net realized loss	(37,880,445)	(50,675,837)
Change in net unrealized appreciation/depreciation	120,871,380	(97,536,496)
Increase (Decrease) in Net Assets From Operations	88,894,063	(146,300,571)
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 6):
Net investment income	(3,000,054)	—
Decrease in Net Assets From Distributions to Shareholders	(3,000,054)	—
FUND SHARE TRANSACTIONS (NOTE 7):
Net proceeds from sale of shares	98,028,482	567,340,581
Reinvestment of distributions	2,974,004	—
Cost of shares repurchased	(82,765,785)	(20,958,068)
Increase in Net Assets From Fund Share Transactions	18,236,701	546,382,513
INCREASE IN NET ASSETS	104,130,710	400,081,942
NET ASSETS:
Beginning of year	400,081,942	—
End of year*	$504,212,652	$400,081,942
*Includes undistributed net investment income of:	$4,761,437	$1,936,717

†	For the period April 30, 2008 (inception date) to November 30, 2008.

See Notes to Financial Statements.

22	Legg Mason Batterymarch U.S. Large Cap Equity Fund 2009 Annual Report

Financial highlights

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED NOVEMBER 30, UNLESS OTHERWISE NOTED:
CLASS IS SHARES[1]	2009	2008[2]
NET ASSET VALUE, BEGINNING OF YEAR	$7.51	$11.40
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.11	0.08
Net realized and unrealized gain (loss)	1.50	(3.97)
Total income (loss) from operations	1.61	(3.89)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.06)	—
Total distributions	(0.06)	—
NET ASSET VALUE, END OF YEAR	$9.06	$7.51
Total return[3]	21.56%	(34.12)%
NET ASSETS, END OF YEAR (000s)	$503,796	$399,753
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	0.80%	0.87%[4]
Net expenses[5,6]	0.80	0.80 [4]
Net investment income	1.39	1.62 [4]
PORTFOLIO TURNOVER RATE	86%	38%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period April 30, 2008 (inception date) to November 30, 2008.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class IS shares will not exceed 0.80% until December 31, 2011.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Batterymarch U.S. Large Cap Equity Fund 2009 Annual Report	23

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED NOVEMBER 30, UNLESS OTHERWISE NOTED:
CLASS A SHARES[1]	2009	2008[2]
NET ASSET VALUE, BEGINNING OF YEAR	$7.50	$11.40
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.09	0.07
Net realized and unrealized gain (loss)	1.49	(3.97)
Total income (loss) from operations	1.58	(3.90)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.04)	—
Total distributions	(0.04)	—
NET ASSET VALUE, END OF YEAR	$9.04	$7.50
Total return[3]	21.15%	(34.21)%
NET ASSETS, END OF YEAR (000s)	$79	$66
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	2.50%	4.38%[4]
Net expenses[5,6]	1.05	1.05 [4]
Net investment income	1.15	1.15 [4]
PORTFOLIO TURNOVER RATE	86%	38%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period April 30, 2008 (inception date) to November 30, 2008.

[3]

Performance figures, exclusive of sales charges, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class A shares will not exceed 1.05% until December 31, 2011.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

24	Legg Mason Batterymarch U.S. Large Cap Equity Fund 2009 Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED NOVEMBER 30, UNLESS OTHERWISE NOTED:
CLASS C SHARES[1]	2009	2008[2]
NET ASSET VALUE, BEGINNING OF YEAR	$7.46	$11.40
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.03	0.02
Net realized and unrealized gain (loss)	1.49	(3.96)
Total income (loss) from operations	1.52	(3.94)
NET ASSET VALUE, END OF YEAR	$8.98	$7.46
Total return[3]	20.38%	(34.56)%
NET ASSETS, END OF YEAR (000s)	$79	$65
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	3.22%	5.13%[4]
Net expenses[5,6]	1.80	1.80 [4]
Net investment income	0.40	0.40 [4]
PORTFOLIO TURNOVER RATE	86%	38%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period April 30, 2008 (inception date) to November 30, 2008.

[3]

Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class C shares will not exceed 1.80% until December 31, 2011.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Batterymarch U.S. Large Cap Equity Fund 2009 Annual Report	25

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED NOVEMBER 30, UNLESS OTHERWISE NOTED:
CLASS FI SHARES[1]	2009	2008[2]
NET ASSET VALUE, BEGINNING OF YEAR	$7.50	$11.40
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.09	0.07
Net realized and unrealized gain (loss)	1.49	(3.97)
Total income (loss) from operations	1.58	(3.90)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.04)	—
Total distributions	(0.04)	—
NET ASSET VALUE, END OF YEAR	$9.04	$7.50
Total return[3]	21.15%	(34.21)%
NET ASSETS, END OF YEAR (000s)	$79	$66
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	2.39%	4.35%[4]
Net expenses[5,6]	1.05	1.05 [4]
Net investment income	1.15	1.15 [4]
PORTFOLIO TURNOVER RATE	86%	38%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period April 30, 2008 (inception date) to November 30, 2008.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class FI shares will not exceed 1.05% until December 31, 2011.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

26	Legg Mason Batterymarch U.S. Large Cap Equity Fund 2009 Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED NOVEMBER 30, UNLESS OTHERWISE NOTED:
CLASS R SHARES[1]	2009	2008[2]
NET ASSET VALUE, BEGINNING OF YEAR	$7.49	$11.40
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.07	0.05
Net realized and unrealized gain (loss)	1.49	(3.96)
Total income (loss) from operations	1.56	(3.91)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.02)	—
Total distributions	(0.02)	—
NET ASSET VALUE, END OF YEAR	$9.03	$7.49
Total return[3]	20.88%	(34.30)%
NET ASSETS, END OF YEAR (000s)	$79	$66
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	2.73%	4.62%[4]
Net expenses[5,6]	1.30	1.30 [4]
Net investment income	0.90	0.90 [4]
PORTFOLIO TURNOVER RATE	86%	38%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period April 30, 2008 (inception date) to November 30, 2008.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class R shares will not exceed 1.30% until December 31, 2011.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Batterymarch U.S. Large Cap Equity Fund 2009 Annual Report	27

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED NOVEMBER 30, UNLESS OTHERWISE NOTED:
CLASS I SHARES[1]	2009	2008[2]
NET ASSET VALUE, BEGINNING OF YEAR	$7.51	$11.40
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.11	0.08
Net realized and unrealized gain (loss)	1.50	(3.97)
Total income (loss) from operations	1.61	(3.89)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.06)	—
Total distributions	(0.06)	—
NET ASSET VALUE, END OF YEAR	$9.06	$7.51
Total return[3]	21.56%	(34.12)%
NET ASSETS, END OF YEAR (000s)	$101	$66
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	2.13%	4.12%[4]
Net expenses[5,6]	0.80	0.80 [4]
Net investment income	1.37	1.40 [4]
PORTFOLIO TURNOVER RATE	86%	38%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period April 30, 2008 (inception date) to November 30, 2008.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 0.80% until December 31, 2011.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

28	Legg Mason Batterymarch U.S. Large Cap Equity Fund 2009 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Batterymarch U.S. Large Cap Equity Fund (formerly known as Legg Mason Partners U.S. Large Cap Equity Fund) (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through January 19, 2010, the issuance date of the financial statements.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (formerly, Statement of Financial Accounting Standards No. 157)(“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Legg Mason Batterymarch U.S. Large Cap Equity Fund 2009 Annual Report	29

Notes to financial statements continued

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts to a single present amount.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Common stocks†	$495,459,256	—	—	$495,459,256
Short-term investment†	—	$6,901,000	—	6,901,000
Total investments	$495,459,256	$6,901,000	—	$502,360,256

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations

30	Legg Mason Batterymarch U.S. Large Cap Equity Fund 2009 Annual Report

arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or credit event occurs by the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) REIT distributions. The character of distributions received from Real Estate Investment Trusts (“REITs”) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by, adjusting related investment cost basis, capital gains and income, as necessary.

(g) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various

Legg Mason Batterymarch U.S. Large Cap Equity Fund 2009 Annual Report	31

Notes to financial statements continued

classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of November 30, 2009, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(i) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED LOSS
(a)	$(78,354)	$78,354

(a)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes and book/tax differences in the treatment of distributions from real estate investment trusts.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Batterymarch Financial Management, Inc. (“Batterymarch”) is the Fund’s subadviser. LMPFA and Batterymarch are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $1 billion	0.750%
Next $1 billion	0.725
Next $3 billion	0.700
Next $5 billion	0.675
Over $10 billion	0.650

32	Legg Mason Batterymarch U.S. Large Cap Equity Fund 2009 Annual Report

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments. For its services, LMPFA pays Batterymarch 70% of the net management fee it receives from the Fund.

As a result of an expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to the average net assets of the Fund’s Class IS, A, C, FI, R and I shares will not exceed 0.80%, 1.05%, 1.80%, 1.05%, 1.30% and 0.80%, respectively, until December 31, 2011. These expense limitations cannot be terminated prior to December 31, 2011 without the Board of Trustees’ consent.

During the year ended November 30, 2009, LMPFA waived and/or reimbursed expenses in the amount of $14,321.

The manager is permitted to recapture amounts, which have been previously forgone or reimbursed to the Fund during the same fiscal year if the Fund’s total annual operating expenses have fallen to a level below an expense limitation (“expense cap”). In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the Fund’s total annual operating expenses exceeding the expense cap.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

The Fund does not currently offer Class A, Class C, Class FI or Class R shares for purchases.

For the year ended November 30, 2009, LMIS and its affiliates did not receive sales charges on sales of the Fund’s Class A shares. In addition, for the year ended November 30, 2009, there were no CDSCs paid to LMIS and its affiliates.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

Legg Mason Batterymarch U.S. Large Cap Equity Fund 2009 Annual Report	33

Notes to financial statements continued

3. Investments

During the year ended November 30, 2009, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$375,338,978
Sales	358,210,763

At November 30, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$46,313,468
Gross unrealized depreciation	(24,332,849)
Net unrealized appreciation	$21,980,619

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 (formerly, Statement of Financial Accounting Standards No. 161) (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

During the year ended November 30, 2009, the Fund did not invest in any derivative instruments.

5. Class specific expenses, waivers and/or reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, C, FI and R shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class C and R shares calculated at the annual rate of 0.75% and 0.25%, of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

For the year ended November 30, 2009, class specific expenses were as follows:

	DISTRIBUTION FEES	TRANSFER AGENT FEES	SHAREHOLDER REPORTS EXPENSES*
Class IS	—	$11,320	$31,058
Class A	$171	126	867
Class C	679	127	848
Class FI	170	118	802
Class R	341	127	849
Class I	—	126	860
Total	$1,361	$11,944	$35,284

*	For the period December 1, 2008 through September 2, 2009. Subsequent to September 2, 2009, these expenses were accrued as common fund expenses.

34	Legg Mason Batterymarch U.S. Large Cap Equity Fund 2009 Annual Report

For the year ended November 30, 2009, waivers and/or reimbursements by class were as follows:

WAIVERS/ REIMBURSEMENTS
Class IS	$9,496
Class A	987
Class C	969
Class FI	913
Class R	976
Class I	980
Total	$14,321

6. Distributions to shareholders by class

	YEAR ENDED NOVEMBER 30, 2009	YEAR ENDED NOVEMBER 30, 2008†
Net Investment Income:
Class IS	$2,998,729	—
Class A	331	—
Class C	—	—
Class FI	331	—
Class R	169	—
Class I	494	—
Total	$3,000,054	—

†	For the period April 30, 2008 (inception date) to November 30, 2008.

7. Shares of beneficial interest

At November 30, 2009, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	YEAR ENDED NOVEMBER 30, 2009		YEAR ENDED NOVEMBER 30, 2008†
	SHARES	AMOUNT	SHARES	AMOUNT
Class IS
Shares sold	12,801,824	$98,008,482	55,628,602	$566,840,581
Shares issued on reinvestment	405,178	2,974,004	—	—
Shares repurchased	(10,827,677)	(82,765,785)	(2,397,126)	(20,958,068)
Net increase	2,379,325	$18,216,701	53,231,476	$545,882,513

Legg Mason Batterymarch U.S. Large Cap Equity Fund 2009 Annual Report	35

Notes to financial statements continued

	YEAR ENDED NOVEMBER 30, 2009		YEAR ENDED NOVEMBER 30, 2008†
	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold	—	—	8,772	$100,000
Net increase	—	—	8,772	$100,000
Class C
Shares sold	—	—	8,772	$100,000
Net increase	—	—	8,772	$100,000
Class FI
Shares sold	—	—	8,772	$100,000
Net increase	—	—	8,772	$100,000
Class R
Shares sold	—	—	8,772	$100,000
Net increase	—	—	8,772	$100,000
Class I
Shares sold	2,350	$20,000	8,772	$100,000
Net increase	2,350	$20,000	8,772	$100,000

†	For the period April 30, 2008 (inception date) to November 30, 2008.

8. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

RECORD DATE PAYABLE DATE	CLASS IS	CLASS FI	CLASS I
12/28/2009 12/29/2009	$0.098944	$0.075394	$0.098944

The tax character of distributions paid during the fiscal period ended November 30, were as follows:

	2009	2008
Distributions Paid From:
Ordinary income	$3,000,054	—

As of November 30, 2009, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$4,809,718
Capital loss carryforward*	(85,825,434)
Other book/tax temporary differences(a)	(1,346,608)
Unrealized appreciation/(depreciation)(b)	21,980,703
Total accumulated earnings/(losses) — net	$(60,381,621)

*	As of November 30, 2009, the Fund had the following net capital loss carryforward remaining:

36	Legg Mason Batterymarch U.S. Large Cap Equity Fund 2009 Annual Report

YEAR OF EXPIRATION	AMOUNT
11/30/2016	$(24,596,467)
11/30/2017	(61,228,967)
$(85,825,434)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to the tax deferral of post-October capital losses for tax purposes and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Legg Mason Batterymarch U.S. Large Cap Equity Fund 2009 Annual Report	37

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Batterymarch U.S. Large Cap Equity Fund (formerly Legg Mason Partners U.S. Large Cap Equity Fund), a series of Legg Mason Partners Equity Trust, as of November 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and for the period from April 30, 2008 (inception date) to November 30, 2008. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2009, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Batterymarch U.S. Large Cap Equity Fund as of November 30, 2009, and the results of its operations, the changes in its net assets, and the financial highlights for the periods described above, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 19, 2010

38	Legg Mason Batterymarch U.S. Large Cap Equity Fund 2009 Annual Report

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement, pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, and the sub-advisory agreement, pursuant to which Batterymarch Financial Management, Inc. (the “Sub-Adviser”) provides day-to-day management of the Fund’s portfolio. (The management agreement and sub-advisory agreement are collectively referred to as the “Agreements.”) The Manager and the Sub-Adviser are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Adviser. The Independent Trustees requested and received information from the Manager and the Sub-Adviser they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Adviser. Included was information about the Manager, the Sub-Adviser and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, Extent and Quality of the Services provided to the Fund under the Management Agreement and Sub-Advisory Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement, respectively, during the period since the Fund commenced operations on April 30, 2008. The Trustees also considered the Manager’s supervisory activities over the Sub-Adviser. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs, including the management of cash and short-term instruments, and the Manager’s role in coordinating the activities of the Sub-Adviser and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Adviser took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Adviser and the quality of the

Legg Mason Batterymarch U.S. Large Cap Equity Fund	39

Board approval of management and subadvisory agreements (unaudited) continued

Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason Partners fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities between the Manager and the Sub-Adviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Sub-Adviser’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Adviser.

Fund performance

The Board received and reviewed performance information for the Fund and for all retail and institutional large-cap core funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management information at periodic intervals comparing the Fund’s performance to that of its benchmark index. The information comparing the Fund’s performance to that of the Performance Universe was for the one-year period ended June 30, 2009. The Fund performed below the median for the period. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2009, which showed the Fund’s performance had improved compared to the Lipper category average during the third quarter. The Trustees noted that the Fund’s first year of operations was during a very

40	Legg Mason Batterymarch U.S. Large Cap Equity Fund

volatile period for equity markets. The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers. The Trustees noted that the Manager was committed to providing the resources necessary to assist the portfolio managers and continue to improve Fund performance. Based on its review, the Board generally was satisfied with the Fund’s performance and management’s efforts to continue to improve performance going forward. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Management fees and expense ratios

The Board reviewed and considered, the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Adviser, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fee to the Sub-Adviser and, accordingly, that the retention of the Sub-Adviser does not increase the fees and expenses incurred by the Fund. In addition, because of the Manager’s fee waiver and/or expense reimbursement arrangement that was in effect for the Fund, the Board also reviewed and considered the actual management fee rate (after taking into account waivers and reimbursements) (“Actual Management Fee”).

The Board also reviewed information regarding the fees the Manager and the Sub-Adviser charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, institutional separate and commingled accounts and retail managed accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Adviser. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributors are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and the Fund’s overall expense ratio with

Legg Mason Batterymarch U.S. Large Cap Equity Fund	41

Board approval of management and subadvisory agreements (unaudited) continued

those of a group of three retail front-end load large-cap core funds and one retail front-end load large-cap growth funds selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all retail front-end load enhanced index large-cap core funds and large-cap growth funds (the “Expense Universe”). This information showed that, the Fund’s Contractual Management Fee and Actual Management Fee were higher than the median of management fees paid by the other funds in the Expense Group and higher than the average management fee paid by the other funds in the Expense Universe. This information also showed that the Fund’s actual total expense ratio was higher than the total expense ratios of the funds in the Expense Group and was slightly higher than the average total expense ratio of the other funds in the Expense Universe. The Board also considered that the current limitation on the Fund’s expense is expected to continue through December 2011.

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that the Manager instituted breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund’s assets grow. The Board noted that, as a relatively new fund, the Fund’s assets had not yet reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered. The Board noted, however, that the Contractual Management Fee increases the potential for sharing economies of scale with shareholders as the Fund’s assets grow than if no breakpoints were in place. The Board also noted that as the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as

42	Legg Mason Batterymarch U.S. Large Cap Equity Fund

fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Adviser, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreement to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement.

Legg Mason Batterymarch U.S. Large Cap Equity Fund	43

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Batterymarch U.S. Large Cap Equity Fund (formerly known as Legg Mason Partners U.S. Large Cap Equity Fund) (the “Fund”) are managed under the direction of the Board of Trustees. The current Trustees, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”), and executive officers of the Fund, their years of birth, their principal occupations during at least the past five years (their titles may have varied during that period), the number of funds associated with Legg Mason the Trustees oversee, and other board memberships they hold are set forth below. The address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

INDEPENDENT TRUSTEES
PAUL R. ADES
Birth year	1940
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Law Firm of Paul R. Ades, PLLC (since 2000)
Number of portfolios in fund complex overseen by Trustee	55
Other board memberships held by Trustee	None
ANDREW L. BREECH
Birth year	1952
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of portfolios in fund complex overseen by Trustee	55
Other board memberships held by Trustee	None

44	Legg Mason Batterymarch U.S. Large Cap Equity Fund

DWIGHT B. CRANE
Birth year	1937
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of portfolios in fund complex overseen by Trustee	55
Other board memberships held by Trustee	None
ROBERT M. FRAYN, JR.
Birth year	1934
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Retired; formerly, President and Director, Book Publishing Co. (1970 to 2002)
Number of portfolios in fund complex overseen by Trustee	55
Other board memberships held by Trustee	None
FRANK G. HUBBARD
Birth year	1937
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Avatar International, Inc. (business development) (since 1998)
Number of portfolios in fund complex overseen by Trustee	55
Other board memberships held by Trustee	None

Legg Mason Batterymarch U.S. Large Cap Equity Fund	45

Additional information (unaudited) continued

Information about Trustees and Officers

HOWARD J. JOHNSON
Birth year	1938
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	From 1981 to 1998 and 2000 to Present
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of portfolios in fund complex overseen by Trustee	55
Other board memberships held by Trustee	None
DAVID E. MARYATT
Birth year	1936
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Private Investor; President and Director, ALS Co. (real estate management and development firm) (since 1992)
Number of portfolios in fund complex overseen by Trustee	55
Other board memberships held by Trustee	None
JEROME H. MILLER
Birth year	1938
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of portfolios in fund complex overseen by Trustee	55
Other board memberships held by Trustee	None

46	Legg Mason Batterymarch U.S. Large Cap Equity Fund

KEN MILLER
Birth year	1942
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (since 1963)
Number of portfolios in fund complex overseen by Trustee	55
Other board memberships held by Trustee	None
JOHN J. MURPHY
Birth year	1944
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of portfolios in fund complex overseen by Trustee	55
Other board memberships held by Trustee	Director, Nicholas Applegate Institutional Funds (since 2005); Trustee, Consulting Group Capital Markets Funds (since 2002); Trustee, UBS Fund (since 2008); formerly, Director, Atlantic Stewardship Bank (2004 to 2005); formerly, Director, Barclays International Funds Group Ltd. and affiliated companies (1983 to 2003)
THOMAS F. SCHLAFLY
Birth year	1948
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years

President, The Saint Louis Brewery, Inc. (brewery) (since 1989); Partner, Thompson Coburn LLP (law firm) (since 2009); Of Counsel, Husch Blackwell Sanders LLP (law firm) and its predecessor firms

(prior to May 2009)

Number of portfolios in fund complex overseen by Trustee	55
Other board memberships held by Trustee	Director, Citizens National Bank of Greater St. Louis (since 2006)

Legg Mason Batterymarch U.S. Large Cap Equity Fund	47

Additional information (unaudited) continued

Information about Trustees and Officers

JERRY A. VISCIONE
Birth year	1944
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	Retired
Number of portfolios in fund complex overseen by Trustee	55
Other board memberships held by Trustee	None
INTERESTED TRUSTEE
R. JAY GERKEN, CFA[3]
Birth year	1951
Position(s) held with Fund[1]	Trustee, President, Chairman, and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director, Legg Mason & Co., LLC; Chairman of the Board and Trustee/Director of 148 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President of LMPFA (since 2006); Chairman, President and Chief Executive Officer (“CEO”) of certain mutual funds associated with Legg Mason, Inc. or its affiliates; President and CEO, Smith Barney Fund Management LLC and Chairman, President and CEO, Citi Fund Management, Inc. (formerly registered investment advisers) (since 2002); formerly, Managing Director of Citigroup Global Markets Inc. (“CFM”) (1989 to 2006); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (2002 to 2005)
Number of portfolios in fund complex overseen by Trustee	135
Other board memberships held by Trustee	Former Trustee, Consulting Group Capital Markets Funds (2002 to 2006)
OFFICERS
KAPREL OZSOLAK Legg Mason 55 Water Street, New York, NY 10041
Birth year	1965
Position(s) held with Fund[1]	Chief Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; formerly, Controller of certain mutual funds associated with certain predecessor firms of Legg Mason (2002 to 2004)

48	Legg Mason Batterymarch U.S. Large Cap Equity Fund

TED P. BECKER Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2006
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); formerly, Managing Director of Compliance at CAM or its predecessor (2002 to 2005);
JOHN CHIOTA Legg Mason 100 First Stamford Place, Stamford, CT 06902
Birth year	1968
Position(s) held with Fund[1]	Chief Anti-Money Laundering Compliance Officer/Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2006/2008
Principal occupation(s) during past five years	Identity Theft Prevention Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Vice President of Legg Mason or its predecessor (since 2004); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse
ROBERT I. FRENKEL Legg Mason 100 First Stamford Place, Stamford, CT 06902
Birth year	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2003
Principal occupation(s) during past five years	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (2001 to 2004)
THOMAS C. MANDIA Legg Mason 100 First Stamford Place, Stamford, CT 06902
Birth year	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2000
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason (since 2005); formerly, Managing Director and Deputy General Counsel for CAM (1992 to 2005)

Legg Mason Batterymarch U.S. Large Cap Equity Fund	49

Additional information (unaudited) continued

Information about Trustees and Officers

ALBERT LASKAJ Legg Mason 55 Water Street, New York, NY 10041
Birth year	1977
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Controller of certain mutual funds associated with Legg Mason (2005 to 2007); formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of Legg Mason (2003 to 2005)
STEVEN FRANK Legg Mason 55 Water Street, New York, NY 10041
Birth year	1967
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2005
Principal occupation(s) during past five years	Vice President of Legg Mason (since 2002); Controller of certain mutual funds associated with Legg Mason or its predecessors (since 2005); formerly, Assistant Controller of certain mutual funds associated with Legg Mason predecessors (2001 to 2005)

[1]	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee or Officer became a Board Member or Officer, as applicable for a fund in the Legg Mason Partners funds complex.

[3]	Mr. Gerken is an “interested person” of the Trust as defined in the 1940 Act because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

50	Legg Mason Batterymarch U.S. Large Cap Equity Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended November 30, 2009:

Record date:	12/26/2008
Payable date:	12/29/2008
Ordinary income:
Qualified dividend income for individuals	100.00%
Dividends qualifying for the dividends received deduction for corporations	100.00%

Please retain this information for your records.

Legg Mason Batterymarch U.S. Large Cap Equity Fund	51

Legg Mason Batterymarch

U.S. Large Cap Equity Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Robert M. Frayn, Jr.

R. Jay Gerken, CFA
Chairman

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Batterymarch Financial Management, Inc.

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2 Heritage Drive

Quincy, Massachusetts 02171

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, New York 10154

Legg Mason Batterymarch U.S. Large Cap Equity Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland business trust.

LEGG MASON BATTERYMARCH U.S. LARGE CAP EQUITY FUND

Legg Mason Funds

55 Water Street

New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Batterymarch U.S. Large Cap Equity Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2010 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE ANNUAL REPORT

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked eleventh-largest money manager in the world, according to Pensions & Investments, May 18, 2009, based on 12/31/08 worldwide assets under management.

www.leggmason.com/individualinvestors

©2010 Legg Mason Investor Services, LLC Member FINRA, SIPC

FDXX011558 1/10 SR09-991

NOT PART OF THE ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Jerry A. Viscione possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Viscione as the Audit Committee’s financial expert. Mr. Viscione is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending November 30, 2008 and November 30, 2009 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $97,000 in 2008 and $58,245 in 2009.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $15,000 in 2008 and $4,500 in 2009. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Equity Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $7,800 in 2008 and $6,100 in 2009. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The fees incurred in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 for Legg Mason Partners Equity Trust were $0 in 2008 and $0 in 2009.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)

(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2008 and 2009; Tax Fees were 100% and 100% for 2008 and 2009; and Other Fees were 100% and 100% for 2008 and 2009.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2009.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Robert M. Frayn, Jr.

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Equity Trust

Date: January 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Equity Trust

Date: January 28, 2010

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of Legg Mason Partners Equity Trust

Date: January 28, 2010